Virtus WMC International Dividend ETF (Ticker: VWID) (the “Fund”),

a series of ETFis Series Trust I (the “Trust”)

Supplement dated July 20, 2020 to the

Fund’s currently effective Prospectus, as supplemented

Important Notice To Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

On July 14, 2020, the Board of Trustees of the Trust (the “Board”) approved a change to the Fund’s investment objective from seeking capital appreciation with a secondary objective of seeking income, to seeking income, effective September 18, 2020.

Investors should retain this supplement for future reference.